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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use of our report on the financial statements of Hopkinsville Federal Savings Bank in the Registration Statement on Form S-1 filed by HopFed Bancorp, Inc. with the Securities and Exchange Commission and to the reference to our firm under the heading "Experts" in the Prospectus constituting part of such Form S-1.



                                    /s/ York, Neel & Co.-Hopkinsville, LLP


October 9, 1997